Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax® Dorsey Wright Hybrid 5 Income ETF (FIVY)

YieldMax® Dorsey Wright Featured 5 Income ETF (FEAT)

Each listed on The Nasdaq Stock Market, LLC

September 18, 2025

Supplement to the

Prospectus and Statement of Additional Information (“SAI”),

each dated December 10, 2024,

and each Summary Prospectus each dated December 11, 2024

Effective on October 1, 2025, all references in the Funds’ summary prospectuses, prospectus and SAI to the frequency of the Funds’ payment of income distributions are hereby changed to reflect that the Funds will seek to make such distributions on a monthly or more frequent basis.

Please retain this Supplement for future reference.